SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2004

SUPERCONDUCTOR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

460 Ward Drive, Santa Barbara, CA		93111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 5. Other Events and Other Required FD Disclosure
SIGNATURES
Exhibit Index
Exhibit 1.1
Exhibit 1.2

Item 5. Other Events and Other Required FD Disclosure.

     The Company is filing, as exhibits to this report on Form 8-K, a form of underwriting agreement among the Company and Needham & Company as representatives of the several underwriters and a legal opinion. The form of underwriting agreement and the legal opinion are hereby incorporated by reference as exhibits into the Company’s registration statement on Form S-3 (File No. 333-11181) that was declared effective by the Securities and Exchange Commission on March 17, 2004.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.
Date: May 20, 2004	By:	William J. Buchanan
William J. Buchanan
Controller, Chief Accounting Officer

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Exhibit Index

No.	Document
1.1	Form of Underwriting Agreement among the Company and Needham & Company, Inc. as representatives of the several underwriters.
1.2	Legal Opinion of Guth/Christopher LLP

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